Transforming Digital Investigations

Investor Presentation
November 2007
NASDAQ: GUID

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Investors are cautioned that forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for the company's products will continue at current or greater levels, or that the company will continue to grow revenues, or be profitable.

There are also risks that the company's pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance the company's financial performance; that the company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact the company's relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software's periodic reports and registration statements filed with the Securities and Exchange Commission.

The company specifically disclaims any responsibility for updating these forward-looking statements.

Guidance Software

Guidance Software Highlights

- Large and Rapidly Growing $5.5 Billion Market
  for Digital Investigation Solutions (projected for 2008/2009)
- The Market Leader
- Diversified, Blue Chip Customer Base Across Geography and Industry
- High Barriers to Entry
- Attractive Business Model with Significant Growth Opportunities
- Seasoned Management Team with Deep Forensics and Software Experience

Our Business

Leading Provider of Digital Investigative Software Solutions

Founded:	1997
Product:	EnCase Forensic, EnCase Enterprise, Professional Services & Training
Funding:	IPO – December 2006; No VC Financing
Employees:	338, as of December 31, 2006
Product Generations:	6
Headquarters:	Pasadena, CA
Customers Trained:	3,000+ Trained Annually
Customers:	Over 100 of the Fortune 500 Major Government and Law Enforcement Agencies Worldwide

Corporate Risks Today Require Digital Investigations

eDiscovery Requests

UBS
PHILIP MORRIS INTERNATIONAL

Regulatory Inquiries

SBC
at&t
COMVERSE
MERCURY
UnitedHealthcare

The Need to Search, Collect and Preserve Data in a Timely and Cost Effective Manner, with Court Admissibility

Corporate Internal Investigations

hp invent
BROADCOM

IT Breaches

ChoicePoint
DSW

Companies Identified Based on Publicly Available Information, Such as Media Reports or Court Filings.

We Pioneered the Digital Investigations Market


DIGITAL
INVESTIGATION
SOLUTIONS
ENTERPRISE CLASS
TECHNOLOGY
FORENSICALLY
SOUND
1997
EnCase Forensic
2001
2002
EnCase Enterprise
2003
2004
Snapshot
2005
eDiscovery
2006
Information
Assurance, AIRs

Enterprise Investigative Infrastructure



Enterprise Investigative Infrastructure
Internal Investigations
Computer Related Incident Response
eDiscovery
Fraud/HR Investigations
Policy & Regulatory Compliance
IDS Alerts
Compromise Assessment
Info Assurance
Litigation Support
M&A
EnCase Enterprise Software & Services

Guidance SOFTWARE

Large and Growing Market Opportunity


eDiscovery Solutions[1]
($ in B)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
CAGR 33%
(2005-2009)
$1.3 B
$4.1 B
2005
2009


Security Investigation Solutions[2]
($ in B)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
CAGR 24%
(2005-2009)
$600MM
$1.4Bn
2005
2009

Notes:
1. Socha-Gelbman
2. IDC, Worldwide Security Investigation and Cyber Forensics Forecast, 2004-2009

Guidance SOFTWARE

End-to-End Digital Investigation Solutions


Software Products
Add-on Suites
eDiscovery Suite
Automated Incident Response Suite
Information Assurance Suite
EnCase Enterprise
EnCase Forensic Software
Professional Services
Consulting
eDiscovery
Network Security Incident Response
Civil/Criminal Digital Investigations
Implementation Of EnCase Enterprise
Packaged Consulting Services
Training
EnCE

EnCase Enterprise



Add-On Suites
eDiscovery
AIRS
Info. Assurance
Authenticate/Authorization
Search Results
EXAMINER
SAFE
Enterprise Connections
Laptop
Desktop
Server
Integration with IT Systems
VONTU
VERICEPT
IDS
Data Leakage
Servlets Installed on Computers

Guidance SOFTWARE

Significant eDiscovery Opportunity

- Discovery is Required
- Companies Have Lots of Civil Litigation
  - Avg. Corporations > $1B = 389 Domestic Lawsuits[1]
- Discovery = eDiscovery
  - Paper to Digital
  - New Federal Rules of Civil Procedure (FRCP)



# of eDiscovery Cases
2005
2006
Dec. 1 2006
FUTURE
(Anticipated)

1. Fulbright & Jaworski L.L.P., 2006 Litigation Trends Survey

Guidance Simplifies the eDiscovery Process


Traditional eDiscovery
Manually Acquire Enormous Amounts of Data
Extract Potential Relevant Data
Process Data
Legal Review and Analysis


eDiscovery with EnCase eDiscovery Suite
eDiscovery Suite
Acquire Potentially Relevant Data
Automatically Process Data
Legal Review and Analysis

LARGE FORTUNE 500 COMPANY

"In one large case, we were able to cull 9.2 million documents to 600,000 for collection. On that case, **we saved approximately $3 million** *in processing and attorney review costs."*

- In-House Counsel

Competitors



Depth/Breadth of
Forensic Technology
Guidance
SOFTWARE
Forensic Point
Solutions
Proven
Court
Admissibility
IT Security
symantec.
McAfee
Content
Management
EMC
ZANTAZ
Consulting Firms
Kroll Ontrack
Deloitte
& Touche
KPMG
Ernst & Young
PricewaterhouseCoopers

High Barriers to Entry

Proven Technology

- Used in Tens of Thousands of Cases
- 6 Generations of Software Over 9 Years

Broad & Deep Customer Relationships

- Over 100 Fortune 500 Customers and Major Government and Law Enforcement Agencies Worldwide

High Switching Costs

- Over 20,000 Trained on EnCase and Growing Annually by 3,000+
- Online Community with 10,000+ Users
- GUID users conference "CEIC" Has Become a Leading Gathering Place for the Industry

Significant Leverage in Financial Model

- Significant Annual and Y-o-Y Quarterly Revenue Growth
- Largely Operating Cash Flow Positive Since Inception
- Diversified Customer Base Across Industry and Geography
- Increasing Average Large Deal Sizes
- Pricing Model Provides Significant Future Upsell Opportunities
- Significant Proportion of Business From Recurring / Predictable Revenue Components

Powerful Pricing Model

Performance Enhancements

- Connections
- Examiners
- SAFEs

Add-on Suites

- eDiscovery
- AIRS
- Information Assurance

Introductory Platform

- Priced By Component or Computer
- Servlet Is Freely Deployable

Sources of Revenue

Product Revenue

- EnCase Enterprise (Perpetual License)
- EnCase Forensic (Mostly Subscription)

Services and Maintenance Revenue

- Professional Services
  - Consulting Services
  - Implementation Services
- Training Services
- Maintenance Services

Annual Revenue Growth


Revenue ($MM)
CAGR 58%
(2001-2006)
100
90
80
70
60
50
40
30
20
10
0
$5.6
$2.9
$10.5
$4.5
$6.1
$17.7
$7.9
$9.8
$27.6
$11.8
$15.8
$39.5
$16.4
$23.1
$55.9
$23.3
$32.6
$74-$76
Estimated
$94-$99
Estimated
2001
2002
2003
2004
2005
2006
2007
2008
Product Revenue
Consulting, Training & Maintenance Revenue

Guidance SOFTWARE

Significant Y-o-Y Quarterly Revenue Growth



Revenue ($MM)
18
15
12
9
6
3
0
$5.0
$6.5
$7.5
$8.5
$7.8
$9.0
$10.3
$12.4
$11.2
$12.9
$14.8
$17.0
$17.6
$18.5
$20.3
$2.4
$3.1
$3.2
$3.1
$3.7
$4.0
$4.0
$4.7
$5.0
$5.9
$5.6
$6.8
$7.5
$8.2
$8.7
$2.6
$3.5
$4.3
$5.4
$4.1
$5.0
$6.3
$7.7
$6.2
$7.0
$9.2
$10.2
$10.1
$10.3
$11.6
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2004
2005
2006
2007
Product Revenue
Consulting, Training & Maintenance Revenue

2006 Revenue Composition

By Geography



Other
6%
Asia
5%
Europe
13%
US
77%

By Industry



Pharmaceuticals
5%
Manufacturing
4%
Retail
4%
Telecom
6%
Defense
Contractors
12%
Other
13%
Technology
16%
Government
23%
Financial
Services
17%

Seasoned Management Team

Name	Title	Prior Experience
Shawn McCreight	Chairman of the Board, Chief Technology Officer	18 years of software development experience
John Colbert	Chief Executive Officer	Law Enforcement (Computer Investigations)
Victor Limongelli	President	Knowledge Networks, Morgan Lewis & Bockius
Frank Sansone	Chief Financial Officer	Aspen Technology, Petrolsoft, PricewaterhouseCoopers
Mark Harrington	General Counsel	Intel, Trillium Digital Systems
Sheldon Feinland	Vice President, Worldwide Sales	Mantas, Clearswift Corporation, Whitelight Systems
Larry Gill	Vice President, Marketing	Aspen Technology

Guidance SOFTWARE

Board of Directors

Name	Affiliation
Shawn McCreight	Chairman of the Board and Chief Technology Officer
John Colbert	Chief Executive Officer of Guidance Software
John Patzakis	Vice Chairman of the Board and Chief Legal Officer of Guidance Software
Dale Fuller	Chairman of the Board, Phoenix Technologies; former interim CEO McAfee; former President and CEO Borland Software
Kathleen O'Neil	Former CFO and COO, Federal Reserve Bank of New York; Board Member BMC Software, Audit Chair MetLife Bank
George Tenet	Former United States Director of Central Intelligence (Clinton and Bush Administration)
Lynn Turner	Former SEC Chief Accountant (Clinton & GW Bush Administrations); former Audit Committee Chair, Sun Microsystems

Guidance SOFTWARE

Enterprise Investigative Infrastructure



Enterprise Investigative Infrastructure
Internal Investigations
Computer Related Incident Response
eDiscovery
Fraud/HR Investigations
Policy & Regulatory Compliance
IDS Alerts
Compromise Assessment
Info Assurance
Litigation Support
M&A
EnCase Enterprise Software & Services